PLACEMENT WARRANT PURCHASE AGREEMENT

PLACEMENT WARRANT PURCHASE AGREEMENT (this “Agreement”) made as of this ___ day of _____, 2011 among Prime Acquisition Corp, a Cayman Islands exempted company (the “Company”) and the undersigned (the “Purchasers”).

WHEREAS, the Company has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form F-1, as amended (File No. 333-171777) (the “Registration Statement”), in connection with the Company’s initial public offering (the “IPO”) of up to 4,000,000 units, each unit (“Unit”) consisting of one ordinary share of the Company, $0.001 par value (the “Ordinary Shares”), and (ii) one warrant (the “Warrants”), each Warrant to purchase one Ordinary Share; and

WHEREAS, the Company desires to sell in a private placement to the Purchasers (the “Placement”) an aggregate of 2,185,067 Warrants (the “Placement Warrants”) substantially identical to the Warrants being issued in the IPO pursuant to the terms and conditions hereof and as set forth in the Registration Statement, except that the Placement Warrants to be issued in the Placement shall not be registered under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, each Purchaser desires to acquire the number of Placement Warrants set forth opposite his or her name on Schedule A hereto;

WHEREAS, the Placement Warrants shall be governed by the Warrant Agreement filed as an exhibit to the Registration Statement (the “Warrant Agreement”); and

WHEREAS, the Purchasers are entitled to registration rights with respect to the Placement Warrants and the Ordinary Shares underlying such Placement Warrants (collectively, the “Registrable Securities”) on the terms set forth in the Registration Rights Agreement filed as an exhibit to the Registration Statement.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1.           Purchase of Placement Warrants. The Purchasers hereby agree, directly or through nominees, to purchase an aggregate of 2,185,067 Placement Warrants at a purchase price of $0.75 per Placement Warrant, or an aggregate of $1,638,800 (the “Purchase Price”). Such purchases shall be in the names and amounts set forth on Schedule A hereto.

2.           Closing. The closing of the purchase and sale of the Placement Warrants (the “Closing”) will take place at such time and place as the parties may agree (the “Closing Date”), but in no event later than the date on which the SEC declares the Registration Statement effective (the “Effective Date”). At least 24 hours prior to the Effective Date, the Purchasers shall pay the Purchase Price by wire transfer of funds to an account maintained by Loeb & Loeb LLP (“Loeb”), counsel for the Company. Immediately prior to the closing of the IPO, Loeb shall deposit the Purchase Price into the trust account described in the Registration Statement (the “Trust Account”). The certificates for the Warrants comprising the Placement Warrants shall be delivered to the Purchasers promptly after the closing of the IPO.

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3.           Redemption. Not less than all of the outstanding Placement Warrants may be redeemed, at the option of the Company, with the prior consent of Chardan Capital Markets, LLC, at any time while they are exercisable and prior to their expiration, at the office of the warrant agent, in accordance with the terms set out in the Warrant Agreement.

4.           Cashless Exercise. The Placement Warrants may be exercised on a cashless basis any time while they are exercisable and prior to their expiration in accordance with the terms set out in the Warrant Agreement.

5.           Restrictions on Transfer. From the Effective Date until the consummation by the Company of a Business Combination (the “Restriction Period”), no sale, transfer or other disposition may be made of any or all of the Placement Warrants except (i) by gift to a member of a Purchaser’s immediate family or to a trust or other entity, the beneficiary of which is a Purchaser or a member of a Purchaser’s immediate family, (ii) by virtue of the laws of descent and distribution upon death of any Purchaser; or (iii) pursuant to a qualified domestic relations order; provided, however, that such permissive transfers may be implemented only upon the respective transferee’s written agreement to be bound by the terms and conditions of this Agreement. During the Restriction Period, no Purchaser shall pledge or grant a security interest in his or her Placement Warrants or grant a security interest in his or her rights under this Agreement.  In addition, with respect to the Placement Warrants purchased by Chardan Capital Markets LLC or any other member of FINRA, the holder of such Placement Warrants agrees that, in accordance with FINRA Rule 5110(g)(1), it will not sell, transfer, assign, pledge or hypothecate any Placement Warrant (in whole or in part) or any interest herein for a period of 180 days following the Effective Date to anyone other than (i) an underwriter or a selected dealer participating in the Offering or (ii) any successor, officer or partner of Chardan Capital Markets LLC or of any such underwriter, selected dealer or successor.

6.           Waiver of Liquidation Distributions. In connection with the Placement Warrants purchased pursuant to this Agreement, the Purchasers hereby waive any and all right, title, interest or claim of any kind in or to any liquidating distributions by the Company in the event of a liquidation of the Company upon the Company’s failure to timely complete a Business Combination. For purposes of clarity, any Ordinary Shares purchased in the IPO or the aftermarket by the Purchasers shall be eligible to receive any liquidating distributions by the Company.

7.           Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants on behalf of itself to the Company that:

7.1.        Such Purchaser is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

7.2.        The Placement Warrants are being acquired by such Purchaser for such Purchaser’s own account, only for investment purposes and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

7.3.        Such Purchaser has the full right, power and authority to enter into this Agreement and this Agreement is a valid and legally binding obligation of such Purchaser enforceable against such Purchaser in accordance with its terms.

8.           Waiver and Indemnification. The Purchasers hereby waive any and all rights to assert any present or future claims, including any right of rescission, against the Company with respect to their purchase of the Placement Warrants, and each Purchaser agrees jointly and severally to indemnify and hold the Company harmless from all losses, damages or expenses that relate to claims or proceedings brought against the Company by any Purchaser of the Placement Warrants or their transferees, heirs, assigns or any subsequent holders of the Placement Warrants.

9.           Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement or any counterpart may be executed via facsimile transmission, and any such executed facsimile copy shall be treated as an original.

10.           Governing Law. This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of any other jurisdiction. Each of the parties hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. Each of the parties hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the __ day of _____, 2011.

PRIME ACQUISITION CORP.

By:
Name:
Title:

Purchasers:

Yong Hui Li

Diana Chia-Huei Liu

THE SHODAN COMPANY

By:
Name:
Title:

PUWAY LTD.

By:
Name:
Title:

CHARDAN CAPITAL MARKETS, LLC

By:
Name:
Title:

Placement Warrant Purchase Agreement

EXHIBIT A

Purchaser	Placement Warrants	Purchase Price
Yong Hui Li		$
Diana Chia-Huei Liu
The Shodan Company
Puway Ltd.
Chardan Capital Markets, LLC
Total:	2,185,067		$1,638,800.00